      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 9, 1999

                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                               FORD MOTOR COMPANY
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                    DELAWARE
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                   38-0549190
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)

                               THE AMERICAN ROAD,
                            DEARBORN, MICHIGAN 48121
                                 (313) 322-3000
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            JOHN M. RINTAMAKI, ESQ.
                  VICE PRESIDENT-GENERAL COUNSEL AND SECRETARY
                               FORD MOTOR COMPANY
                               THE AMERICAN ROAD,
                            DEARBORN, MICHIGAN 48121
                                 (313) 322-3000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:

                            ARBIE R. THALACKER, ESQ.
                              SHEARMAN & STERLING
                               599 LEXINGTON AVE.
                            NEW YORK, NEW YORK 10022
                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.
                            ------------------------

    IF THE ONLY SECURITIES BEING REGISTERED ON THIS FORM ARE BEING OFFERED PURSUANT TO DIVIDEND OR INTEREST REINVESTMENT PLANS, CHECK THE FOLLOWING BOX. [ ]
    IF ANY OF THE SECURITIES BEING REGISTERED ON THIS FORM ARE TO BE OFFERED ON A DELAYED OR CONTINUOUS BASIS PURSUANT TO RULE 415 UNDER THE SECURITIES ACT OF 1933, OTHER THAN SECURITIES OFFERED ONLY IN CONNECTION WITH DIVIDEND OR INTEREST REINVESTMENT PLANS, CHECK THE FOLLOWING BOX. [ ]
    IF THIS FORM IS FILED TO REGISTER ADDITIONAL SECURITIES FOR AN OFFERING PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING. X 333-67211
    IF THIS FORM IS A POST-EFFECTIVE AMENDMENT FILED PURSUANT TO RULE 462(C) UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING. [ ]
    IF DELIVERY OF THE PROSPECTUS IS EXPECTED TO BE MADE PURSUANT TO RULE 434, PLEASE CHECK THE FOLLOWING BOX. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
        TITLE OF EACH                                         PROPOSED                PROPOSED
           CLASS OF                    AMOUNT                 MAXIMUM                  MAXIMUM               AMOUNT OF
          SECURITIES                    TO BE              OFFERING PRICE             AGGREGATE            REGISTRATION
       TO BE REGISTERED              REGISTERED             PER UNIT(A)           OFFERING PRICE(A)             FEE
---------------------------------------------------------------------------------------------------------------------------
Debt Securities...............      $300,000,000                100%               $300,000,000(b)            $83,400
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

(a) Estimated solely for the purpose of determining the amount of the registration fee.
(b) In U.S. dollars or the equivalent thereof in foreign currencies or composite currencies.

    THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT OF 1933.

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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registration Statement on Form S-3 filed by Ford Motor Company with the Securities and Exchange Commission (File No. 333-67211) pursuant to the Securities Act of 1933, as amended, and declared effective on November 24, 1998 is incorporated by reference into this Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Ford Motor Company, certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Dearborn, Michigan, on the 9th day of July, 1999.

                                          FORD MOTOR COMPANY

                                          By         JACQUES A. NASSER*
                                            ------------------------------------
                                                    (Jacques A. Nasser)
                                                Chief Executive Officer and
                                                          President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

               SIGNATURE                                   TITLE                           DATE
               ---------                                   -----                           ----
          JACQUES A. NASSER*               Director, Chief Executive
---------------------------------------    Officer and President
          (Jacques A. Nasser)              (Principal Executive Officer)

        WILLIAM CLAY FORD, JR.*            Director, Chairman of the Board of
---------------------------------------    Directors, Chairman of the Finance
       (William Clay Ford, Jr.)            Committee, Chairman of the
                                           Organization Review and Nominating
                                           Committee and Chairman of the
                                           Environmental and Public Policy
                                           Committee

          MICHAEL D. DINGMAN*              Director and Chairman of the
---------------------------------------    Compensation and Option Committee
         (Michael D. Dingman)

           EDSEL B. FORD II*               Director
---------------------------------------
          (Edsel B. Ford II)

          WILLIAM CLAY FORD*               Director
---------------------------------------
          (William Clay Ford)

       IRVINE O. HOCKADAY, JR.*            Director and Chairman of the Audit
---------------------------------------    Committee
       (Irvine O. Hockaday, Jr.)

          MARIE-JOSEE KRAVIS*              Director
---------------------------------------
         (Marie-Josee Kravis)

           ELLEN R. MARRAM*                Director
---------------------------------------
           (Ellen R. Marram)

            HOMER A. NEAL*                 Director
---------------------------------------
            (Homer A. Neal)

                                                                    July 9, 1999

               SIGNATURE                                       TITLE                            DATE
               ---------                                       -----                            ----

          CARL E. REICHARDT*               Director
---------------------------------------
          (Carl E. Reichardt)

           JOHN L. THORNTON*               Director
---------------------------------------
          (John L. Thornton)

           W. WAYNE BOOKER*                Vice Chairman and Chief Financial Officer
---------------------------------------    (Principal Financial Officer)
           (W. Wayne Booker)

           WILLIAM A. SWIFT*               Corporate Controller (Principal Accounting
---------------------------------------    Officer)
          (William A. Swift)

                 * By
         /s/ LOUIS J. GHILARDI
   ---------------------------------
          (Louis J. Ghilardi,
           Attorney-in-Fact)

                                                                    July 9, 1999

                                 EXHIBIT INDEX

                                                                              SEQUENTIALLY
  EXHIBIT                                                                       NUMBERED
   NUMBER                               DESCRIPTION                               PAGE
  -------                               -----------                           ------------
Exhibit 5       Opinion of John M. Rintamaki, Vice President -- General
                Counsel and Secretary of Ford, as to the legality of the
                debt securities registered hereunder.
Exhibit 23.1    Consent of PricewaterhouseCoopers LLP.
Exhibit 23.2    Consent of John M. Rintamaki is contained in his opinion
                filed as Exhibit 5 to this Registration Statement.
Exhibit 24      Powers of Attorney.